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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement No. 333-38957 of Jitney-Jungle Stores of America, Inc. of our report dated July 10, 1997, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP
Jackson, Mississippi
November 6, 1997